Exhibit 21.1

Subsidiaries of Strategic Hotels & Resorts Inc.

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

Banian Finance S.a.r.l.	Luxembourg

Bohus Verwaltung, BV	Netherlands

CIMS Limited Partnership	Illinois

DTRS Columbus Drive, L.L.C.	Delaware

DTRS Columbus Drive II, LLC	Delaware

DTRS Half Moon Bay, LLC	Delaware

DTRS Intercontinental Miami, LLC	Delaware

DTRS Jackson Hole, LLC	Delaware

DTRS Laguna, LLC	Delaware

DTRS Lincolnshire, LLC	Delaware

DTRS Michigan Avenue/Chopin Plaza L.P.	Delaware

DTRS Michigan Avenue/Chopin Plaza Sub, LLC	Delaware

DTRS Michigan Avenue/Chopin Plaza, LLC	Delaware

DTRS North Beach Del Coronado, LLC	Delaware

DTRS Palo Alto, LLC	Delaware

DTRS Santa Monica, LLC	Delaware

DTRS Scottsdale, LLC	Delaware

DTRS Spa Columbus Drive, LLC	Delaware

DTRS St. Francis, LLC	Delaware

DTRS Washington, LLC	Delaware

GAMMA Finance S.a.r.l.	Luxembourg

HdC DC Corporation	Delaware

HdC Mezz 5 GP, LLC	Delaware

HdC Mezz 5 Partners, LP	Delaware

HdC Mezz 4 GP, LLC	Delaware

HdC Mezz 4 Partners, LP	Delaware

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

HdC North Beach Development, LLLP	Delaware

Hotel Paris Champs Elysees SNC	France

Intercontinental Florida Limited Partnership	Delaware

ITM Praha	Czech Republic

Lomar Hotel Company Limited	United Kingdom

Lomar Holding UK, Ltd.	United Kingdom

New Aventine, LLC	Delaware

New Aventine Mezzanine I, Inc.	Delaware

New Aventine Mezzanine, LLC	Delaware

New DTRS La Jolla, LLC	Delaware

New DTRS Michigan Avenue LLC	Delaware

New Santa Monica Beach Hotel, LLC	Delaware

Ocean Front Walk Infill, LLC	Delaware

Punta Mita Resort, S. de R.L. de C.V.	Mexico

Punta Mita TRS, S. de R. L. de C.V.	Mexico

Santa Barbara Punta Mita Desarrollos, S. de R.L. de C.V.	Mexico

Santa Barbara US, LP	Delaware

SB Hotel, S. de R.L. de C.V.	Mexico

SB Villas S. de R.L. de C.V.	Mexico

SBA Villas, LLC	Delaware

SHC Asset Management, LLC	Delaware

SHC Aventine II, LLC	Delaware

SHC Champs Elysees SAS	France

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

SHC Chopin Plaza, LLC	Delaware

SHC Chopin Plaza Holdings, LLC	Delaware

SHC Chopin Plaza Holdings Sub, LLC	Delaware

SHC Chopin Plaza Mezzanine I, LLC	Delaware

SHC Chopin Plaza Mezzanine II, LLC	Delaware

SHC Columbus Drive, L.L.C.	Delaware

SHC del Coronado, LLC	Delaware

SHC del LP, LLC	Delaware

SHC del GP, LLC	Delaware

SHC DTRS, Inc.	Delaware

SHC Europe, LLC	Delaware

SHC Half Moon Bay Mezzanine, LLC	Delaware

SHC Half Moon Bay, LLC	Delaware

SHC Holdings, LLC	Delaware

SHC Hotel Nayarit, S. de R.L. de C.V.	Mexico

SHC KSL Partners, LP	Delaware

SHC Laguna, LLC	Delaware

SHC Laguna Niguel I, LLC	Delaware

SHC Lincolnshire, LLC	Delaware

SHC Mexico Holdings, LLC	Delaware

SHC Mexico Lender, LLC	Delaware

SHC Michigan Avenue Holdings, LLC	Delaware

SHC Michigan Avenue Holdings Sub, LLC	Delaware

SHC Michigan Avenue Mezzanine, LLC	Delaware

SHC Michigan Avenue Mezzanine I, Inc.	Delaware

SHC Michigan Avenue Mezzanine II, LLC	Delaware

SHC Michigan Avenue, LLC	Delaware

SHC New Orleans, LLC	Delaware

SHC Prague (Gibraltar) Limited	Gibraltar

SHC Property Acquisition, LLC	Delaware

SHC Residence Club II, LLC	Delaware

SHC Residence Club S. de R.L. de C.V.	Mexico

SHC Residence Club, LLC	Delaware

SHC Residences Nayarit, S. de R.L. de C.V.	Delaware

Name of Subsidiary	Jurisdiction of Formation/ Incorporation

SHC Santa Fe S. de R.L. de C.V.	Mexico

SHC Santa Monica Beach Hotel III, LLC	Delaware

SHC Solana Mexico S. de R.L. de C.V.	Mexico

SHC St. Francis, LLC	Delaware

SHC Washington, LLC	Delaware

SHCI Santa Monica Beach Hotel, LLC	Delaware

SHR Advisory, LLC	Delaware

SHR Advisory II, LLC	Delaware

SHR Buy Efficient, LLC	Delaware

SHR Class B, LLC	Delaware

SHR Finance, LLC	Delaware

SHR Grosvenor Square, LLC	Delaware

SHR Grosvenor Square S.a.r.l.	Luxembourg

SHR Jackson Hole, LLC	Delaware

SHR Marketing, LLC	Delaware

SHR Palo Alto, LLC	Delaware

SHR Prague Holding, LLC	Delaware

SHR Prague Praha, B.V.	Netherlands

SHR Prague Praha, L.L.C.	Delaware

SHR Retail, LLC	Delaware

SHR Scottsdale, LLC	Delaware

SHR Scottsdale Mezzanine, LLC	Delaware

SHR Scottsdale Z, LLC	Delaware

SHR St. Francis, LLC	Delaware

Strategic Hotel Capital Prague, a.s.	Czech Republic

Strategic Hotel Funding, LLC	Delaware